                                                                  Exhibit 11

                      Landsburg Platt Raschiatore & Dalton
                          Certified Public Accountants

      117 South 17th Street  13th Floor  Philadelphia, Pennsylvania 19103
                         215-561-6633  FAX 215-561-2070









               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



We consent to the inclusion by reference to Post Effective Amendment No. 68 on Form N-1A of The American Heritage Fund, Inc. of our report dated June 27, 1997 on our examination of the Financial Statements of such company. We also consent to the reference to our firm in such Registration Statement.



                                  /S/  LANDSBURG PLATT RASCHIATORE & DALTON





July 22, 1997